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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 18, 2002


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of February 1, 2002, providing for the issuance of
             Asset Backed Pass-Through Certificates, Series 2002-1)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                333-72880                   33-0852169
           --------                ---------                   ----------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                               92612
------------------                                               -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------






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                                      -2-



Item 2.  Acquisition or Disposition of Assets
         ------------------------------------


Description of the Certificates and the Mortgage Pools

                   On February 26, 2002, a single series of certificates, entitled New Century Home Equity Loan Trust, Series 2002-1, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2002 (the "Agreement"), attached hereto as Exhibit 4.1, among New Century Mortgage Securities, Inc. as depositor (the "Depositor"), Ocwen Federal Bank FSB ("Ocwen") as master servicer (the "Master Servicer"), National City Bank as trustee and U.S. Bank National Association as trust administrator (the "Trustee"). The Certificates consist of ten classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class CE Certificates," the "Class P Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $198,644,095.79. as of February 1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated February 22, 2002 (the "Mortgage Loan Purchase Agreement") among the Depositor, New Century Mortgage Corporation and NC Capital Corporation. The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated February 22, 2002, between the Depositor and the Underwriter.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:




                           Initial Certificate
      Class                  Principal Balance                 Pass-Through Rate
      -----                  -----------------                 -----------------
         A                      $160,901,000.00                     Variable
        M-1                      $12,415,000.00                     Variable
        M-2                      $11,423,000.00                     Variable
        M-3                       $9,435,000.00                     Variable


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                                      -3-


        M-4                         $497,000.00                     Variable
        CE                        $3,972,995.79                     Variable
         P                              $100.00                       N/A
         R                 100 % Percentage Interest                  N/A

                  The Certificates, other than the Class CE, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated February 22, 2002, and the Prospectus Supplement, dated February 22, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE, Class P and Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.













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                                      -4-



Item 7.           Financial Statements and Exhibits

                  (a)    Not applicable

                  (b)    Not applicable

                  (c)    Exhibits



         Exhibit No.                            Description
         -----------                            -----------

            4.1 Pooling and Servicing Agreement, dated as of February 1, 2002, by and among New Century Mortgage Securities, Inc. as Depositor, Ocwen Federal Bank FSB as Master Servicer, National City Bank as Trustee and U.S. Bank National Association as Trust Administrator, relating to the Series 2002-1 Certificates.








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                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 26, 2002

                                          NEW CENTURYMORTGAGE SECURITIES, INC.


                                          By: /s/ Patrick Flanagan
                                              --------------------------------
                                          Name:   Patrick Flanagan
                                          Title:  President









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
                                                 Index to Exhibits
                                                 -----------------




                                                                                          Sequentially
    Exhibit No.                        Description                                        Numbered Page
    -----------                        -----------                                        -------------
        4.1           Pooling and Servicing Agreement, dated as of February 1,                  7
                      2002, by and among New Century Mortgage Securities, Inc.
                      as Depositor, Ocwen Federal Bank FSB as Master Servicer,
                      National City Bank as Trustee and U.S. Bank National
                      Association as Trust Administrator, relating to the Series
                      2002-1 Certificates.

                                   Exhibit 4.1